UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities

Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2015

Vermillion, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-34810

Delaware	33-0595156
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

12117 Bee Caves Road Building Three, Suite 100, Austin, TX  78738

(Address of principal executive offices, including zip code)

512.519.0400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

At the Vermillion, Inc. (the “Company”) 2015 Annual Meeting of Stockholders held on June 18, 2015 (the “Annual Meeting”), the Company’s stockholders approved an amendment (the “Plan Amendment”) to the Vermillion, Inc. Amended and Restated 2010 Stock Incentive Plan (as amended and restated by the Plan Amendment, the “Amended 2010 Plan”), which was previously approved by the Company’s Board of Directors, subject to stockholder approval.

The Plan Amendment (i) increased the number of shares of the Company’s common stock available for issuance under the Amended Plan from 3,622,983 shares to 8,122,983 shares, (ii) increased the maximum number of shares with respect to which stock options or stock appreciation rights, or a combination thereof, may be granted during any fiscal year of the Company to any person from 500,000 shares to 1,000,000 shares, and (iii) made certain other administrative changes.

The Amended 2010 Plan is set forth in its entirety as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07Submission of Matters to a Vote of Security Holders.

On June 18, 2015, the Company held its Annual Meeting.  The matters voted on at the Annual Meeting were:  (1) the election of directors each to serve until his/her successor is duly elected and qualified; (2) an advisory vote on the compensation of the Company’s named executive officers, as disclosed in the Company’s definitive proxy statement relating to the Annual Meeting (the “Proxy Statement”); (3) the approval of the second amendment of the Vermillion, Inc. Amended and Restated 2010 Stock Incentive Plan; and (4) the ratification of the Board’s selection of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015.  As of the record date for the Annual Meeting, there were 43,115,790 shares of Company common stock, par value $0.001 per share, issued and outstanding and entitled to vote.  There were 38,879,159 shares present in person or by proxy at the Annual Meeting.  The final voting results were as follows:

Proposal 1.  Election of Directors

NOMINEE	FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
James S. Burns	29,830,978	123,727	0	8,924,454
Veronica G.H. Jordan, Ph.D.	29,878,585	76,120	0	8,924,454
James T. LaFrance	29,880,146	74,559	0	8,924,454
Valerie B. Palmieri	29,869,354	85,351	0	8,924,454
Peter S. Roddy	29,880,516	74,189	0	8,924,454

David R. Schreiber	29,400,455	554,250	0	8,924,454
Carl Severinghaus	29,880,516	74,189	0	8,924,454
Eric Varma, M.D.	29,877,878	76,827	0	8,924,454

Based on the votes set forth above, each of the Director’s was duly elected to serve for a term expiring at the Company’s 2016 annual meeting of stockholders and until his/her successor shall have been elected and qualified, or until his/her earlier death, resignation or removal.

Proposal 2.  Advisory Vote on the Compensation of the Company’s Named Executive Officers

3,
FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
29,414,078	373,191	167,436	8,924,454

Based on the votes set forth above, the Compensation for the Company’s Named Executive Officers, was approved in an advisory vote by the stockholders.

Proposal 3.  Approve second amendment of Vermillion, Inc. Amended and Restated 2010 Stock Incentive Plan

3,
FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
29,575,203	364,411	11,091	8,924,454

Based on the votes set forth above, the amendment to the Amended and Restated 2010 Stock Incentive Plan, as disclosed in the Proxy Statement, was approved by the stockholders.

Proposal 4.  Ratification of the Selection of Independent Registered Public Accounting Firm

The ratification of the selection of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015 received the following votes:

0,750,820
FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
38,675,371	194,563	9,225	0

Based on the votes set forth above, the selection of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015 was duly ratified by the stockholders.

Item 9.01Financial Statements and Exhibits.

(d) Exhibit No.	Description.

10.1	Vermillion, Inc. Amended and Restated 2010 Stock Incentive Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vermillion, Inc.
Date: June 22, 2015	By:	/s/ Eric J. Schoen
Eric J. Schoen
Vice President, Finance and Chief Accounting Officer